THE MANAGERS FUNDS
		      MANAGERS SPECIAL EQUITY FUND
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	           Supplement dated December 22, 2003
to the Prospectus dated May 1, 2003 (as supplemented November 14, 2003,
       September 23, 2003, September 15, 2003 and June 9, 2003)
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The following information supersedes any information to the contrary relating to Managers Special Equity Fund contained in the Fund's Prospectus dated May 1, 2003 (as supplemented November 14, 2003, September 23, 2003, September 15, 2003, and June 9, 2003):

Managers Special Equity Fund (the "Fund")
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Effective December 22, 2003, Essex Investment Management Company,
LLC ("Essex"), located at 125 High Street, Boston, MA, replaced Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") as a Sub-Advisor for Managers Special Equity Fund. Donald Smith & Co., Inc., Kern Capital Management LLC, Skyline Asset Management, L.P. and Westport Asset Management, Inc. remain as the other Sub-Advisors for the Fund.

As of September 30, 2003, Essex had approximately $4.9 billion in assets under management. Craig Lewis is the portfolio manager of the portion of the assets managed by Essex. He is a Principal of, and a portfolio manager for, Essex, positions he has held with Essex since May 2002. Mr. Lewis was a Senior Vice President of, and a portfolio manager for, Putnam Investments, from 1998 to 2002.

December 22, 2003